KONA GRILL®
kitchen • sushi • cocktails


KONA GRILL
kitchen • sushi • cocktails

Raymond James 36th Annual

Investor Conference

March 2015





Important Cautions Regarding Forward-Looking Statements

KONA GRILL
kitchen • sushi • cocktails

This presentation contains forward-looking statements. These statements relate to future events or expectations regarding our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: the adverse impact if restaurant sales decrease, a decline in visitors to activity centers surrounding our restaurants, the limited history for evaluating our company; the effect of growth on our infrastructure, resources, and existing restaurants; our ability to expand our operations in both new and existing U.S. markets, and to support international franchise operations; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; our ability to raise capital; negative publicity surrounding our restaurants or the consumption of our food products in general; the impact of foreign, federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the restaurant industry.

We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.

Who We Are…

KONA GRILL
kitchen • sushi • cocktails

- Emerging polished casual growth concept
  - Flavorful new American cuisine, award-winning sushi, significant bar business
  - Moderately priced **$25 avg. check** with **$4.4M avg. unit volumes and $625 sales per square foot**
- 30 locations across 19 states
  - Industry-leading unit economics
  - National portability and flexible real estate model
- Superior financial results
  - Top quartile restaurant operating margins
  - Strong SSS momentum – positive growth in 17 of last 18 quarters


KONA GRILL
kitchen • sushi • cocktails





What Sets Us Apart?

KONA GRILL
kitchen • sushi • cocktails

Distinctive Atmosphere

- Main dining area, full-service bar, indoor/outdoor patio and sushi bar provide a choice of atmospheres and a variety of environments



Bar 30%
American Grill 46%
Sushi 24%

Diverse Menu Mix

- Broad menu offering appeals to a wide range of tastes, preferences and price points



Beer 8%
Wine 9%
Sushi 24%
Liquor 13%
Desserts 4%
Entrees 14%
Appetizers 10%
Soups & Salads 7%
Flatbreads, Pasta, & Sandwiches 11%

What Sets Us Apart? (continued)

KONA GRILL
kitchen • sushi • cocktails

Success Across Multiple Day-Parts

- Multitude of dining and social experiences for our guests leads to successful execution across 4 day-parts



Lunch
24%
Reverse
Happy
Hour
12%
Happy
Hour
12%
Dinner
52%

Lunch: Open – 3PM
Happy Hour: 3PM – 5PM
Dinner: 5PM – 9PM
Reverse Happy Hour: 9PM – Close



Sophisticated Polished Casual Dining Experience

KONA GRILL
kitchen • sushi • cocktails

Our freshly prepared food, attentive service and upscale contemporary ambiance create an exceptional yet affordable dining experience

- Scratch kitchen delivers exceptional flavors
- 40+ signature sauces & dressings
- Awarded ***"Best Sushi"*** in multiple markets
- Voted "***Best Happy Hour"*** in several cities
- Multiple menu choices for health-conscious guests
- Exhibition-style kitchen & sushi bar
- Indoor/outdoor design drives energy


KONA GRILL

Exceptional Food Quality with Innovative Menu Selections

KONA GRILL
kitchen • sushi • cocktails

- Our **sophisticated and diverse menu** boasts a wide array of options for guests with all tastes
  - Freshly prepared, critically acclaimed sushi
  - Innovative American Grill fare
  - Comprehensive selection of cocktails
- Offers a **great value proposition with a $25 average check**

Award-Winning Sushi
24% of Sales


Shrimp & Lobster Roll


Bama Roll


Picasso Roll

Kitchen
46% of Sales


Macadamia Nut Chicken


Chili Lime Shrimp Salad


Hawaiian Ribeye

Bar
30% of Sales


Sake Sangria


Sukini Marg


Slim Citrus Flip

Affordable Dining Experience

KONA GRILL
kitchen • sushi • cocktails

Average check compares favorably to competition



Average check with and without alcohol
$14.50
$11.31
$19.88
$17.20
$20.20
$17.57
$20.43
$12.42
$24.00
$18.48
$24.39
$21.22
$25.00
$17.50
$25.05
$19.54
$40.75
$29.79
$51.00
$32.75
BJ's
P.F. Chang's
The Cheesecake Factory
Yard House
Bonefish Grill
Joe's Crab Shack
Kona Grill
Brio
Seasons 52
Del Frisco's Grille

Source: SEC filings, investor presentations, analyst research
Note: Average check for P.F. Chang's reflects 2013 data per analyst research

Loyal User Base

Exceptional Customer Loyalty

- More than 50% of guests are categorized as medium to heavy users
- 17% of guests dine with Kona at least once every 10 days

Guest Usage*	KONA GRILL	Casual Dining Industry Range
Heavy	17%	10-15%
Medium	37%	16-30%
Light	46%	55-60%

*Visits in last 90 days:
Heavy: 9+
Medium: 4-8
Light: Less than 3



Focused Marketing

KONA GRILL
kitchen • sushi • cocktails

Electronic Media
- Social marketing (Yelp, Facebook, Twitter)
- SEO/SEM
- Loyalty club emails

Loyalty Club
KONAVORE™
- 225,000+ members
- Drive traffic by keeping Kona top of mind

Local Market Engagement
- PR
- Direct marketing
- Charity sponsorship
- Concierge

Promoting Our Brand
KONA GRILL
kitchen • sushi • cocktails

National Footprint with Significant Room to Grow

KONA GRILL
kitchen • sushi • cocktails

- 30 restaurants across 19 states
- ***Significant nationwide opportunity given demonstrated portability of the brand***


Boise
(Oct 2013)
Minneapolis
Eden Prairie
Troy
Stamford
Woodbridge
Lincolnshire
Carmel
Columbus
(Nov 2014)
Omaha
Oak Brook
Baltimore
Fairfax
Arlington
Denver
Kansas City
Cincinnati
Richmond
Las Vegas (Strip)
Las Vegas
Irvine
Nashville
Phoenix
Scottsdale
Chandler
Gilbert
Alpharetta
(Oct 2014)
Plano
Fort Worth
(Feb 2014)
Dallas
El Paso
(Jun 2014)
Austin
The Woodlands
(Dec 2013)
Baton Rouge
San Antonio
Houston
Houston
(Baybrook)
Tampa
Sarasota
(Oct 2014)
San Antonio
(NorthStar)
Miami-
Dolphin
San Juan, PR

★ Comp base restaurants
★ Recently opened restaurants
● Executed lease for 2015-2016 opening

Significant Growth Opportunity

KONA GRILL
kitchen • sushi • cocktails

Substantial Runway vs. Leading Polished Casual Incumbents



Current Domestic Units
Meaningful White Space Opportunity for Additional Kona Grill Restaurants
16
30
42
56
111
138
156
177
204
206
DEL FRISCO'S GRILLE
KONA GRILL kitchen • sushi • cocktails
Yard House
BRAVO BRIO RESTAURANT GROUP
JOE'S CRAB SHACK
BJ's
The Cheesecake Factory
P.F. CHANG'S
BONEFISH GRILL

Source: SEC filings, investor presentations, analyst research

Compelling Unit Level Economics

KONA GRILL
kitchen • sushi • cocktails

Quality site selection & effective execution can lead to superior returns…

($ in thousands)	**Comparable Units[1]**
Restaurant sales	$4,400
Net cash investment[2]	$2,500
Restaurant cash flow % margin	18.0% - 19.0%
Sales to Cash Investment Ratio	**1.7x**
Cash Return on Cash Investment	**31% - 33%**

1) Figures reflect averages for the 23 restaurants in the comparable base as of 12/31/14.
2) Net of landlord tenant improvement allowance & excluding pre-opening expenses.

Flexible Real Estate Options

KONA GRILL
kitchen • sushi • cocktails

▪ **Target:**	**Current Units**
▪ Lifestyle/entertainment centers	**14**
▪ High traffic, upscale retail centers and shopping malls	**8**
▪ Mixed use commercial/retail centers	**6**
▪ Freestanding	**2**
▪ Significant commercial, residential and daytime population	

- Rigorous ROI review – target > 30%
- Prototype:
  - ~ 6,500 sq. ft.
  - ~ 280 seats


KONA GRILL


KONA GRILL

Flexible Real Estate Options – Lifestyle Center: Alpharetta, GA

KONA GRILL
kitchen • sushi • cocktails







- $600 million mixed use development with 570,000 sq. ft. of shopping/dining and 750,000 sq. ft. of Class A office space
- Strong retail co-tenants
- Attractive, affluent demographics – 63% HH's within 7-mile radius have income greater than $75,000/yr.



Flexible Real Estate Options – Outdoor Mall: Irvine Spectrum

KONA GRILL
kitchen • sushi • cocktails




10 Miles
7 Miles
5 Miles
Irvine Spectrum Center®
Main Place
The Market Place
The Block at Orange
The District at Tustin Legacy
South Coast Plaza
Laguna Hills Mall
The Shops at Mission Viejo
Fashion Island®



- Leading retail center with 15 million annual visitors, half the visits include dining
- 500,000 average daily traffic
- 11,000 homes and 14,000 apartments planned within 3-mile radius
- Household income 2.1x the national avg.



Flexible Real Estate Options – Mall: Las Vegas-Strip

KONA GRILL
kitchen • sushi • cocktails




NORTH PYLON TENANT
RESTAURANT TENANT 2
RESTAURANT TENANT 1
SOUTH PYLON TENANT

- 40 million guests annually to the Las Vegas Strip; 22,000+ conventions per year
- Street-level location in Fashion Show Mall, across from Wynn and Encore properties
- Fashion Show averages $1,100+ per sq. ft.
- 85% of Fashion Show visitors are from out-of-town and have avg. income of $103,000


FASHION SHOW

Flexible Real Estate Options – Mall: Miami/Dolphin

KONA GRILL
kitchen • sushi • cocktails


DOLPHIN MA


Dolphin Mall
FLORIDA
Atlantic Ocean

- 36 million guests in 2012; 1.4 million sq. ft.
- Significant trade area with 2 million residents and heavy tourist traffic
- Average daily traffic count exceeds 275,000
- Approximately 200,000 HHs with income greater than $75,000



Flexible Real Estate Options – Mixed Use/Office: The Woodlands

KONA GRILL
kitchen • sushi • cocktails







- Award-winning master planned community
- Trade area growing at 4 times the national average
- 9.3 million sq. ft. of retail and attractive co-tenants
- Approximately 125,000 HHs with income greater than $75,000


KONA GRILL

Flexible Real Estate Options – Mixed Use/Retail: Fort Worth

KONA GRILL
kitchen • sushi • cocktails


KONA GRILL







- Destination center with attractive population density and target average age
- Wide variety of traffic in the heart of the city
- 5 million yearly guests visit nearby Cultural District
- Approximately 280,000 HHs within 10 miles with average income ~ $65,000


W. 7TH STREET
W. 7TH STREET
W. 7TH STREET
CROCKETT STREET
CROCKETT STREET
CROCKETT STREET
MORTON STREET
MORTON STREET

New Design Panoramic Tour
El Paso – Entrance

KONA GRILL
kitchen • sushi • cocktails



KONA GRILL

New Design Panoramic Tour
The Woodlands - Lounge & Patio

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Boise - Bar

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
The Woodlands - Private Dining Room

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour Fort Worth – Rooftop Patio



New Design Panoramic Tour
The Woodlands - Dining & Sushi Bar

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
El Paso - Sushi Bar

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Boise - Patio

KONA GRILL
kitchen • sushi • cocktails



International Franchising Initiative

KONA GRILL kitchen • sushi • cocktails

- **Growth initiative a result of:**
  - Significant unsolicited interest from well-capitalized and experienced hospitality franchise operators
  - Opportunity to leverage a proven and portable Kona Grill brand
  - Opportunity to refine and enhance already proven peer roadmaps
  - Opportunity to put minimal capital at risk relative to U.S unit development in pursuit of high margin royalty revenues
- **Hired VP of Global Development with over 20 years experience, including:**
  - Grew Chuck E. Cheese international franchise unit count from 0 to 36
  - From 1997 to 2009 helped drive international growth of TGI Friday's
  - Worked with franchise partners in over 50 countries
- **First international location expected in late 2016**

Experienced Senior Leadership Team*

KONA GRILL
kitchen • sushi • cocktails

Name and Position	Biography
Berke Bakay President & Chief Executive Officer	▪ Largest shareholder (12% of company) ▪ President & CEO since 2012 ▪ Board member since 2009
Christi Hing Chief Financial Officer	▪ 18 years of finance and accounting experience ▪ 9+ years with Kona
Marci Rude VP of Development	▪ 22+ years of commercial real estate experience ▪ Instrumental in PF Chang's Bistro growth phase
Jenny Elkins VP of Operations	▪ 12+ years with Kona ▪ Previous roles include Senior Director of Training, District Manager and General Manager
Chris Moran VP of Food and Beverage	▪ 27+ years of restaurant industry experience ▪ Roles of increasing responsibilities, including Corporate Executive Chef - Redstone American Grill
Carlos de León VP of International Development	▪ 20+ years of international restaurant development ▪ Development of over 125 franchise locations in 50+ countries

** Insider ownership of 25% as of February 28, 2015*

Key Takeaways

KONA GRILL
kitchen • sushi • cocktails

- Unique growth concept; **differentiated upscale, polished casual**
  - 50%+ of sales from sushi and bar
  - Successful execution in 4 dayparts & 3 distinct businesses
- National portability, flexible real estate options, international opportunity
- Industry-leading unit economics
- Strong cash-on-cash returns
- Well-capitalized balance sheet
- Significant insider ownership
- **20% unit growth planned for next several years**

KONA GRILL®
kitchen • sushi • cocktails

FINANCIAL OVERVIEW

Restaurant Sales

KONA GRILL
kitchen • sushi • cocktails



$ in millions
21% Growth
$82.7
$93.7
$96.0
$98.3
$119.1
2010
2011
2012
2013
2014

Restaurant Operating Profit Margin



14.7%
17.8%
18.8%
18.4%
17.9%
19.0%
18.0%
Remodeled and new units had ~50 bps impact
Denver landlord construction and new units had ~100 bps impact
2010
2011
2012
2013
2014

Adjusted G&A Expenses as % of Restaurant Sales

KONA GRILL
kitchen • sushi • cocktails


8.1%
7.8%
7.0%
7.4%
8.4%
1 New Unit Opened
2 New Units Opened
5 New Units Opened
2010
2011
2012
2013
2014

Note: Adjusted G&A excludes separation, stock-based compensation and activist shareholder activities.

Adjusted EBITDA


$ in millions
$5.6
$8.8
$11.4
$10.8
$11.5
CAGR 2010-2014: 20%
2010
2011
2012
2013
2014

Note: Adjusted EBITDA excludes non-cash stock-based compensation, preopening expense

Three-Year Same-Store Sales vs. Casual Dining Industry

KONA GRILL
kitchen • sushi • cocktails

Outperformed Industry Peers in 10 of Last 12 Quarters*



Kona Grill
Knapp-Track Casual Dining Index
8.0%
4.0%
0.0%
-4.0%
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14

Source: Knapp-Track

* Based upon company research

NASDAQ:KONA

Unit Growth Rate vs. SSS

KONA GRILL
kitchen • sushi • cocktails



2015E Unit Growth
25%
20%
15%
10%
5%
0%
-5%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
2014 SSS
KONA GRILL
kitchen • sushi • cocktails
DEL FRISCO'S
RESTAURANT GROUP
BJ's
BONEFISH GRILL
The Cheesecake Factory
BRIO
Seasons 52
FRESH | GRILL
JOE'S CRAB SHACK
P.F. CHANG'S
CHINA BISTRO

Sources: Company filings, Company investor presentations, equity research estimates

2014 Restaurant Operating Profit Margin vs Peers

KONA GRILL
kitchen • sushi • cocktails



Denver construction and new units had ~100 bps impact
Trailing Twelve Months Restaurant Operating Margin vs. Peers
19.0%
18.0%
18.3%
17.9%
16.7% (1)
15.3% (2)
15.1%
15.1%
KONA GRILL
kitchen • sushi • cocktails
The Cheesecake Factory
BJ's
JOE'S CRAB SHACK
BONEFISH GRILL
DEL FRISCO'S GRILLE
BRAVO BRIO RESTAURANT GROUP

Note: Restaurant Operating Profit Margin defined as Restaurant Sales less COGS, Labor, Operating Expenses and Occupancy (GAAP) and excludes Pre-Opening Expenses
(1) Represents 2013A; Includes BHTT and excludes Macaroni Grill
(2) Includes 400 bps reduction for estimated marketing costs

Capitalization

KONA GRILL
kitchen • sushi • cocktails

Select Balance Sheet Items

$Millions	December 31, 2013	December 31, 2014
Cash & cash equivalents	$5.9	$36.6
Long-term debt	$3.5	$0.0

- $20.0M credit line (3%-3.5% plus LIBOR) as of September 30, 2014
- Upsized facility to $35.0M in November 2014

Focused on Growth

KONA GRILL
kitchen • sushi • cocktails

- Build a **premier polished casual concept**
- Take brand to the **next phase of growth**
  - Planned unit growth of 23% in 2015 and 20% for next several years
  - Top quartile restaurant operating margins
  - Strong SSS momentum: positive growth in 17 of last 18 quarters
  - 2 units opened in 2013; 5 opened in 2014; 7 planned for 2015
  - 12 leases signed for 2015-2016 and several leases under negotiation
- **Early-stage international franchise development**
- **Disciplined ROI focus**

Investment Highlights



Substantial White Space for Domestic and International Growth
Distinctive Atmosphere and Diverse Menu Mix
Strong Unit Economics
Exceptional Food Quality with Innovative Menu Selections
Seasoned Restaurant Operations Team
Sophisticated Polished Casual Dining Experience
Dedicated Management Team with Significant Insider Ownership
KONA GRILL
kitchen • sushi • cocktails